Exhibit 4.01

AMENDMENT

AMENDMENT, dated as of June 20, 2005 (this “Amendment”), to the Credit Agreement, dated as of November 4, 2004 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Xcel Energy Inc., a Minnesota corporation (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the  “Lenders”), The Bank of New York, The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch and Citicorp USA, Inc., as documentation agents (in such capacity, the “Documentation Agents”) Barclays Bank PLC, as syndication agent (in such capacity, the “Syndication Agent”), and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, the Documentation Agents, the Syndication Agent, and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be waived and amended as set forth herein; and

WHEREAS, the Lenders are willing to agree to such amendment on the terms set forth herein;

NOW THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.  Defined Terms.  Unless otherwise defined herein, capitalized terms used herein that are defined in the Credit Agreement are used herein as therein defined.

2.  Amendment to Section 1.1.  Section 1.1 of the Credit Agreement is hereby amended by:

(a) deleting subsection (xvi) in the definition of “Permitted Lien” and inserting in lieu thereof the following new subsections:

(xvi) Liens created and/or permitted under the PSCo Indentures, as such PSCo Indentures exist on the date hereof, without regard to any waiver, amendment, modification or restatement thereof;

(xvii) Liens created and/or permitted under the NSP Indenture, as such NSP Indenture exists on the date hereof, without regard to any waiver, amendment, modification or restatement thereof; and

(xviii) Liens not described in clauses (i) through (xvii), inclusive, securing Indebtedness or other liabilities or obligations of the Borrower and/or its Significant Subsidiaries in an aggregate principal amount outstanding not to exceed 10% of the consolidated net worth of the Borrower and its Subsidiaries at the time of such incurrence.

(b) inserting in their correct alphabetical order the following defined terms:

“Amendment Date”:  the date as of which the First Amendment to this Credit Agreement is effective.

“First Amendment”:  the Amendment to the Credit Agreement dated as of June 20, 2005 by and among the Borrower, the Administrative Agent, the Documentation Agents, the Syndication Agent and the Lenders party thereto.

“First Collateral Trust Securities Indenture”:  the Indenture dated as of October 1, 1993 as amended from time to time, from Public Service Company of Colorado to U.S. Bank Trust National Association (formerly, First Trust of New York, National Association), as successor trustee to Morgan Guaranty Trust Company of New York.

“First Mortgage Bond Indenture”:  the Indenture dated as of December 1, 1939 from Public Service Company of Colorado to U.S. Bank Trust National Association, as successor trustee thereunder, as amended from time to time.

“NSP Indenture”:  the First Mortgage Bond Indenture dated as of February 1, 1937 between Northern States Power Company, a Minnesota corporation, (by assignment from Xcel Energy Inc.) and the trustee thereunder, as previously amended and supplemented and as it may be amended and/or supplemented from time to time.

“PSCo Indentures”:  the First Collateral Trust Securities Indenture and the First Mortgage Bond Indenture; provided that after the defeasance of the First Mortgage Bond Indenture, “PSCo Indentures” shall be deemed to be a reference only to the First Collateral Trust Securities Indenture.

3.  Amendment to Section 5.2(a).  Section 5.2(a) of the Credit Agreement is hereby amended by:

(a) inserting the following language after the words “Loan Documents” where they appear in the second line of Section 5.2(a):

(other than the representations and warranties contained in Sections 4.2 and 4.6, which representations and warranties need only be true and correct on and as of the Closing Date and the Amendment Date)

(b) deleting the following language:

;  provided, however, that the representations contained in Sections 4.2 and 4.6 need not be true and correct with respect to the making of any extension of credit the sole purpose of which is to repay commercial paper of the Borrower that is then due and payable

4.  Effectiveness.  This Amendment shall become effective as of the date hereof (the “Effective Date”) when the Administrative Agent shall have received (a) counterparts hereof duly executed by the Borrower and the Administrative Agent and (b) consent letters authorizing the Administrative Agent to enter into this Amendment from the Required Lenders.

5.  Representations and Warranties.  The Borrower hereby represents and warrants that, after giving effect to this Amendment, (a) each of the representations and warranties of the Borrower in or pursuant to the Loan Documents is true and correct in all material respects, as if made on and as of the date hereof except to the extent that any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects as of such earlier date and (b) no Default or Event of Default has occurred and is continuing.

6.  Continuing Effect of Credit Agreement.  Except as amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement.

7.  Counterparts.  This Amendment may be executed in counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

8.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

9.  Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.

XCEL ENERGY INC.

By:	/s/ George E. Tyson II
Name: George E. Tyson II
Title: Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Peter M. Ling
Name: Peter M. Ling
Title: Managing Director

LENDER CONSENT LETTER

XCEL ENERGY INC.
$600,000,000 CREDIT AGREEMENT
DATED AS OF NOVEMBER 4, 2004

To:                              JPMorgan Chase Bank, N.A., as Administrative Agent
270 Park Avenue, 4th Floor
New York, New York 10017

Ladies and Gentlemen:

Reference is made to the CREDIT AGREEMENT, dated as of November 4, 2004 (the “Credit Agreement”), among XCEL ENERGY INC., a Minnesota corporation (the “Borrower”), the Lenders parties thereto, THE BANK OF NEW YORK, THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH and CITICORP USA, INC., as documentation agents (in such capacity, the Documentation Agents”), BARCLAYS BANK PLC, as syndication agent (in such capacity, the Syndication Agent”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

The Borrower has requested an amendment to the Credit Agreement on the terms described in the Amendment attached hereto as Exhibit A (the “Amendment”).

Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

Very truly yours,

AMARILLO NATIONAL BANK

By	/s/ Craig L. Sanders
	Name:	Craig L. Sanders
	Title:	Executive Vice President

Dated as of June 1, 2005

LENDER CONSENT LETTER

XCEL ENERGY INC.
$600,000,000 CREDIT AGREEMENT
DATED AS OF NOVEMBER 4, 2004

To:                              JPMorgan Chase Bank, N.A., as Administrative Agent
270 Park Avenue, 4th Floor
New York, New York 10017

Ladies and Gentlemen:

Reference is made to the CREDIT AGREEMENT, dated as of November 4, 2004 (the “Credit Agreement”), among XCEL ENERGY INC., a Minnesota corporation (the “Borrower”), the Lenders parties thereto, THE BANK OF NEW YORK, THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH and CITICORP USA, INC., as documentation agents (in such capacity, the Documentation Agents”), BARCLAYS BANK PLC, as syndication agent (in such capacity, the Syndication Agent”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

The Borrower has requested an amendment to the Credit Agreement on the terms described in the Amendment attached hereto as Exhibit A (the “Amendment”).

Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

Very truly yours,

THE BANK OF NEW YORK

By	/s/ Cynthia D. Howells
	Name:	Cynthia D. Howells
	Title:	Vice President

Dated as of June 15, 2005

LENDER CONSENT LETTER

XCEL ENERGY INC.
$600,000,000 CREDIT AGREEMENT
DATED AS OF NOVEMBER 4, 2004

To:                              JPMorgan Chase Bank, N.A., as Administrative Agent
270 Park Avenue, 4th Floor
New York, New York 10017

Ladies and Gentlemen:

Reference is made to the CREDIT AGREEMENT, dated as of November 4, 2004 (the “Credit Agreement”), among XCEL ENERGY INC., a Minnesota corporation (the “Borrower”), the Lenders parties thereto, THE BANK OF NEW YORK, THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH and CITICORP USA, INC., as documentation agents (in such capacity, the Documentation Agents”), BARCLAYS BANK PLC, as syndication agent (in such capacity, the Syndication Agent”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

The Borrower has requested an amendment to the Credit Agreement on the terms described in the Amendment attached hereto as Exhibit A (the “Amendment”).

Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

Very truly yours,

THE BANK OF NOVA SCOTIA

By	/s/ Thane Rattew
	Name:	Thane Rattew
	Title:	Managing Director

Dated as of June 13, 2005

LENDER CONSENT LETTER

XCEL ENERGY INC.
$600,000,000 CREDIT AGREEMENT
DATED AS OF NOVEMBER 4, 2004

To:                              JPMorgan Chase Bank, N.A., as Administrative Agent
270 Park Avenue, 4th Floor
New York, New York 10017

Ladies and Gentlemen:

Reference is made to the CREDIT AGREEMENT, dated as of November 4, 2004 (the “Credit Agreement”), among XCEL ENERGY INC., a Minnesota corporation (the “Borrower”), the Lenders parties thereto, THE BANK OF NEW YORK, THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH and CITICORP USA, INC., as documentation agents (in such capacity, the Documentation Agents”), BARCLAYS BANK PLC, as syndication agent (in such capacity, the Syndication Agent”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

The Borrower has requested an amendment to the Credit Agreement on the terms described in the Amendment attached hereto as Exhibit A (the “Amendment”).

Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

Very truly yours,

THE BANK OF TOKYO-MITSUBISHI, LTD. CHICAGO BRANCH

By	/s/ Tsuguyuki Umene
	Name:	Tsuguyuki Umene
	Title:	Deputy General Manager

Dated as of June 15, 2005

LENDER CONSENT LETTER

XCEL ENERGY INC.
$600,000,000 CREDIT AGREEMENT
DATED AS OF NOVEMBER 4, 2004

To:                              JPMorgan Chase Bank, N.A., as Administrative Agent
270 Park Avenue, 4th Floor
New York, New York 10017

Ladies and Gentlemen:

Reference is made to the CREDIT AGREEMENT, dated as of November 4, 2004 (the “Credit Agreement”), among XCEL ENERGY INC., a Minnesota corporation (the “Borrower”), the Lenders parties thereto, THE BANK OF NEW YORK, THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH and CITICORP USA, INC., as documentation agents (in such capacity, the Documentation Agents”), BARCLAYS BANK PLC, as syndication agent (in such capacity, the Syndication Agent”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

The Borrower has requested an amendment to the Credit Agreement on the terms described in the Amendment attached hereto as Exhibit A (the “Amendment”).

Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

Very truly yours,

CITICORP USA, INC.

By	/s/ Richard Evans
	Name:	Richard Evans
	Title:	Vice President

Dated as of June 14, 2005

LENDER CONSENT LETTER

XCEL ENERGY INC.
$600,000,000 CREDIT AGREEMENT
DATED AS OF NOVEMBER 4, 2004

To:                              JPMorgan Chase Bank, N.A., as Administrative Agent
270 Park Avenue, 4th Floor
New York, New York 10017

Ladies and Gentlemen:

Reference is made to the CREDIT AGREEMENT, dated as of November 4, 2004 (the “Credit Agreement”), among XCEL ENERGY INC., a Minnesota corporation (the “Borrower”), the Lenders parties thereto, THE BANK OF NEW YORK, THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH and CITICORP USA, INC., as documentation agents (in such capacity, the Documentation Agents”), BARCLAYS BANK PLC, as syndication agent (in such capacity, the Syndication Agent”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

The Borrower has requested an amendment to the Credit Agreement on the terms described in the Amendment attached hereto as Exhibit A (the “Amendment”).

Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

Very truly yours,

Commerzbank AG, New York and Grand Cayman Branches

By	/s/ Andrew Campbell
	Name:	Andrew Campbell
	Title:	Senior Vice President

By	/s/ Andrew Kjoller
	Name:	Andrew Kjoller
	Title:	Vice President

Dated as of June 15, 2005

LENDER CONSENT LETTER

XCEL ENERGY INC.
$600,000,000 CREDIT AGREEMENT
DATED AS OF NOVEMBER 4, 2004

To:                              JPMorgan Chase Bank, N.A., as Administrative Agent
270 Park Avenue, 4th Floor
New York, New York 10017

Ladies and Gentlemen:

Reference is made to the CREDIT AGREEMENT, dated as of November 4, 2004 (the “Credit Agreement”), among XCEL ENERGY INC., a Minnesota corporation (the “Borrower”), the Lenders parties thereto, THE BANK OF NEW YORK, THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH and CITICORP USA, INC., as documentation agents (in such capacity, the Documentation Agents”), BARCLAYS BANK PLC, as syndication agent (in such capacity, the Syndication Agent”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

The Borrower has requested an amendment to the Credit Agreement on the terms described in the Amendment attached hereto as Exhibit A (the “Amendment”).

Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

Very truly yours,

BNP Paribas

By	/s/ Mark A. Renaud
	Name:	Mark A. Renaud
	Title:	Managing Director

By	/s/ Francis J. DeLaney
	Name:	Francis J. DeLaney
	Title:	Managing Director

Dated as of June      2005

LENDER CONSENT LETTER

XCEL ENERGY INC.
$600,000,000 CREDIT AGREEMENT
DATED AS OF NOVEMBER 4, 2004

To:                              JPMorgan Chase Bank, N.A., as Administrative Agent
270 Park Avenue, 4th Floor
New York, New York 10017

Ladies and Gentlemen:

Reference is made to the CREDIT AGREEMENT, dated as of November 4, 2004 (the “Credit Agreement”), among XCEL ENERGY INC., a Minnesota corporation (the “Borrower”), the Lenders parties thereto, THE BANK OF NEW YORK, THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH and CITICORP USA, INC., as documentation agents (in such capacity, the Documentation Agents”), BARCLAYS BANK PLC, as syndication agent (in such capacity, the Syndication Agent”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

The Borrower has requested an amendment to the Credit Agreement on the terms described in the Amendment attached hereto as Exhibit A (the “Amendment”).

Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

Very truly yours,

Credit Cuisse, Cayman Islands Branch
(formerly Credit Suisse First Boston, acting through its Cayman Islands Branch)

By	/s/ Sarah Wu	/s/ Denise L. Alvarez
	Name:	Sarah Wu	Denise L. Alvarez
	Title:	Director	Associate

Dated as of June 14, 2005

LENDER CONSENT LETTER

XCEL ENERGY INC.
$600,000,000 CREDIT AGREEMENT
DATED AS OF NOVEMBER 4, 2004

To:                              JPMorgan Chase Bank, N.A., as Administrative Agent
270 Park Avenue, 4th Floor
New York, New York 10017

Ladies and Gentlemen:

Reference is made to the CREDIT AGREEMENT, dated as of November 4, 2004 (the “Credit Agreement”), among XCEL ENERGY INC., a Minnesota corporation (the “Borrower”), the Lenders parties thereto, THE BANK OF NEW YORK, THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH and CITICORP USA, INC., as documentation agents (in such capacity, the Documentation Agents”), BARCLAYS BANK PLC, as syndication agent (in such capacity, the Syndication Agent”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

The Borrower has requested an amendment to the Credit Agreement on the terms described in the Amendment attached hereto as Exhibit A (the “Amendment”).

Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

Very truly yours,

HARRIS NESBITT FINANCING, INC.

By	/s/ Cahal B. Carmody
	Name:	Cahal B. Carmody
	Title:	Vice President

Dated as of June 9, 2005

LENDER CONSENT LETTER

XCEL ENERGY INC.
$600,000,000 CREDIT AGREEMENT
DATED AS OF NOVEMBER 4, 2004

To:                              JPMorgan Chase Bank, N.A., as Administrative Agent
270 Park Avenue, 4th Floor
New York, New York 10017

Ladies and Gentlemen:

Reference is made to the CREDIT AGREEMENT, dated as of November 4, 2004 (the “Credit Agreement”), among XCEL ENERGY INC., a Minnesota corporation (the “Borrower”), the Lenders parties thereto, THE BANK OF NEW YORK, THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH and CITICORP USA, INC., as documentation agents (in such capacity, the Documentation Agents”), BARCLAYS BANK PLC, as syndication agent (in such capacity, the Syndication Agent”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

The Borrower has requested an amendment to the Credit Agreement on the terms described in the Amendment attached hereto as Exhibit A (the “Amendment”).

Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

Very truly yours,

By	/s/
Name:
Title:

Dated as of June    , 2005

LENDER CONSENT LETTER

XCEL ENERGY INC.
$600,000,000 CREDIT AGREEMENT
DATED AS OF NOVEMBER 4, 2004

To:                              JPMorgan Chase Bank, N.A., as Administrative Agent
270 Park Avenue, 4th Floor
New York, New York 10017

Ladies and Gentlemen:

Reference is made to the CREDIT AGREEMENT, dated as of November 4, 2004 (the “Credit Agreement”), among XCEL ENERGY INC., a Minnesota corporation (the “Borrower”), the Lenders parties thereto, THE BANK OF NEW YORK, THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH and CITICORP USA, INC., as documentation agents (in such capacity, the Documentation Agents”), BARCLAYS BANK PLC, as syndication agent (in such capacity, the Syndication Agent”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

The Borrower has requested an amendment to the Credit Agreement on the terms described in the Amendment attached hereto as Exhibit A (the “Amendment”).

Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

Very truly yours,

JP MORGAN CHASE BANK, N.A.

By	/s/ Peter M. Ling
	Name:	Peter M. Ling
	Title:	Managing Director

Dated as of June     , 2005

LENDER CONSENT LETTER

XCEL ENERGY INC.
$600,000,000 CREDIT AGREEMENT
DATED AS OF NOVEMBER 4, 2004

To:                              JPMorgan Chase Bank, N.A., as Administrative Agent
270 Park Avenue, 4th Floor
New York, New York 10017

Ladies and Gentlemen:

Reference is made to the CREDIT AGREEMENT, dated as of November 4, 2004 (the “Credit Agreement”), among XCEL ENERGY INC., a Minnesota corporation (the “Borrower”), the Lenders parties thereto, THE BANK OF NEW YORK, THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH and CITICORP USA, INC., as documentation agents (in such capacity, the Documentation Agents”), BARCLAYS BANK PLC, as syndication agent (in such capacity, the Syndication Agent”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

The Borrower has requested an amendment to the Credit Agreement on the terms described in the Amendment attached hereto as Exhibit A (the “Amendment”).

Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

Very truly yours,

KEYBANK NATIONAL ASSOCIATION

By	/s/ Keven D. Smith
	Name:	Keven D. Smith
	Title:	Vice President

Dated as of June 10, 2005

LENDER CONSENT LETTER

XCEL ENERGY INC.
$600,000,000 CREDIT AGREEMENT
DATED AS OF NOVEMBER 4, 2004

To:                              JPMorgan Chase Bank, N.A., as Administrative Agent
270 Park Avenue, 4th Floor
New York, New York 10017

Ladies and Gentlemen:

Reference is made to the CREDIT AGREEMENT, dated as of November 4, 2004 (the “Credit Agreement”), among XCEL ENERGY INC., a Minnesota corporation (the “Borrower”), the Lenders parties thereto, THE BANK OF NEW YORK, THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH and CITICORP USA, INC., as documentation agents (in such capacity, the Documentation Agents”), BARCLAYS BANK PLC, as syndication agent (in such capacity, the Syndication Agent”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

The Borrower has requested an amendment to the Credit Agreement on the terms described in the Amendment attached hereto as Exhibit A (the “Amendment”).

Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

Very truly yours,

MIZUHO CORPORATE BANK, LTD.

By	/s/ Mark Gronich
	Name:	Mark Gronich
	Title:	Senior Vice President

Dated as of June 13, 2005

LENDER CONSENT LETTER

XCEL ENERGY INC.
$600,000,000 CREDIT AGREEMENT
DATED AS OF NOVEMBER 4, 2004

To:                              JPMorgan Chase Bank, N.A., as Administrative Agent
270 Park Avenue, 4th Floor
New York, New York 10017

Ladies and Gentlemen:

Reference is made to the CREDIT AGREEMENT, dated as of November 4, 2004 (the “Credit Agreement”), among XCEL ENERGY INC., a Minnesota corporation (the “Borrower”), the Lenders parties thereto, THE BANK OF NEW YORK, THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH and CITICORP USA, INC., as documentation agents (in such capacity, the Documentation Agents”), BARCLAYS BANK PLC, as syndication agent (in such capacity, the Syndication Agent”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

The Borrower has requested an amendment to the Credit Agreement on the terms described in the Amendment attached hereto as Exhibit A (the “Amendment”).

Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

Very truly yours,

MORGAN STANLEY BANK

By	/s/ Daniel Twenge
	Name:	Daniel Twenge
	Title:	Vice President

Dated as of June 15, 2005

LENDER CONSENT LETTER

XCEL ENERGY INC.
$600,000,000 CREDIT AGREEMENT
DATED AS OF NOVEMBER 4, 2004

To:                              JPMorgan Chase Bank, N.A., as Administrative Agent
270 Park Avenue, 4th Floor
New York, New York 10017

Ladies and Gentlemen:

Reference is made to the CREDIT AGREEMENT, dated as of November 4, 2004 (the “Credit Agreement”), among XCEL ENERGY INC., a Minnesota corporation (the “Borrower”), the Lenders parties thereto, THE BANK OF NEW YORK, THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH and CITICORP USA, INC., as documentation agents (in such capacity, the Documentation Agents”), BARCLAYS BANK PLC, as syndication agent (in such capacity, the Syndication Agent”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

The Borrower has requested an amendment to the Credit Agreement on the terms described in the Amendment attached hereto as Exhibit A (the “Amendment”).

Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

Very truly yours,

SUMITOMO MITSUI BANKING CORPORATION

By	/s/ Masakazu Hasegawa
	Name:	Masakazu Hasegawa
	Title:	Joint General Manager

Dated as of June 15, 2005

LENDER CONSENT LETTER

XCEL ENERGY INC.
$600,000,000 CREDIT AGREEMENT
DATED AS OF NOVEMBER 4, 2004

To:                              JPMorgan Chase Bank, N.A., as Administrative Agent
270 Park Avenue, 4th Floor
New York, New York 10017

Ladies and Gentlemen:

Reference is made to the CREDIT AGREEMENT, dated as of November 4, 2004 (the “Credit Agreement”), among XCEL ENERGY INC., a Minnesota corporation (the “Borrower”), the Lenders parties thereto, THE BANK OF NEW YORK, THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH and CITICORP USA, INC., as documentation agents (in such capacity, the Documentation Agents”), BARCLAYS BANK PLC, as syndication agent (in such capacity, the Syndication Agent”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

The Borrower has requested an amendment to the Credit Agreement on the terms described in the Amendment attached hereto as Exhibit A (the “Amendment”).

Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

Very truly yours,

UBS Loan Finance, LLC

By	/s/ Wilfred V. Saint
	Name:	Wilfred V. Saint
	Title:	Director, Banking Products Services, US

By	/s/ Joselin Fernandes
	Name:	Joselin Fernandes
	Title:	Associate Director, Banking Products Services, US

Dated as of June 10, 2005

LENDER CONSENT LETTER

XCEL ENERGY INC.
$600,000,000 CREDIT AGREEMENT
DATED AS OF NOVEMBER 4, 2004

To:                              JPMorgan Chase Bank, N.A., as Administrative Agent
270 Park Avenue, 4th Floor
New York, New York 10017

Ladies and Gentlemen:

Reference is made to the CREDIT AGREEMENT, dated as of November 4, 2004 (the “Credit Agreement”), among XCEL ENERGY INC., a Minnesota corporation (the “Borrower”), the Lenders parties thereto, THE BANK OF NEW YORK, THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH and CITICORP USA, INC., as documentation agents (in such capacity, the Documentation Agents”), BARCLAYS BANK PLC, as syndication agent (in such capacity, the Syndication Agent”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

The Borrower has requested an amendment to the Credit Agreement on the terms described in the Amendment attached hereto as Exhibit A (the “Amendment”).

Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

Very truly yours,

Wells Fargo Bank, NA

By	/s/ Scott Bjelde
	Name:	Scott Bjelde
	Title:	Senior Vice President

By	/s/ Jennifer Barrett
	Name:	Jennifer Barrett
	Title:	Vice President and Loan Team Manager

Dated as of June 10, 2005

LENDER CONSENT LETTER

XCEL ENERGY INC.
$600,000,000 CREDIT AGREEMENT
DATED AS OF NOVEMBER 4, 2004

To:                              JPMorgan Chase Bank, N.A., as Administrative Agent
270 Park Avenue, 4th Floor
New York, New York 10017

Ladies and Gentlemen:

Reference is made to the CREDIT AGREEMENT, dated as of November 4, 2004 (the “Credit Agreement”), among XCEL ENERGY INC., a Minnesota corporation (the “Borrower”), the Lenders parties thereto, THE BANK OF NEW YORK, THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH and CITICORP USA, INC., as documentation agents (in such capacity, the Documentation Agents”), BARCLAYS BANK PLC, as syndication agent (in such capacity, the Syndication Agent”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

The Borrower has requested an amendment to the Credit Agreement on the terms described in the Amendment attached hereto as Exhibit A (the “Amendment”).

Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

Very truly yours,

WILLIAM STREET COMMITMENT CORPORATION (Recourse only to assets of William Street Commitment Corporation)

By	/s/ Manda D’Agata
	Name:	Manda D’Agata
	Title:	Assistant Vice President
Telephone Number: (212) 902-5451

Dated as of June 14, 2005